UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2005
STEWART ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Louisiana (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (IRS Employer Identification No.)

1333 South Clearview Parkway Jefferson, Louisiana (Address of principal executive offices)	70121 (Zip Code)
(504) 729-1400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On October 26, 2005, Stewart Enterprises, Inc. (the “Company”) issued a press release announcing that it received notice from Nasdaq that the Company is not in compliance with Nasdaq’s continued listing requirements. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

99.1	Press Release dated October 26, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.
By:	/s/ MICHAEL G. HYMEL
Michael G. Hymel
Vice President Corporate Controller Chief Accounting Officer

Date: October 26, 2005

EXHIBIT INDEX

99.1	Press Release dated October 26, 2005